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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2003

                                  ADSTAR, INC.
             (Exact name of Registrant as specified in its charter)

      Delaware                     001-15363                    22-3666899
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
   incorporation)

                         4553 Glencoe Avenue, Suite 325
                        Marina del Rey, California 90292
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (310) 577-8255

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          (Former name or former address, if changed since last report)

Item 5: Other Events and Required FD Disclosure

      On September 30, 2003, AdStar, Inc. ("AdStar") sold 1,590,000 shares of its Common Stock to accredited investors raising approximately $2.0 million. The press release announcing the closing of such financing is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Exhibit
Number                      Description
------                      -----------

99.1             Press Release issued October 2, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      AdStar, Inc.


Dated: October 15, 2003               By: /s/ Leslie Bernhard
                                         --------------------------------------
                                          Leslie Bernhard, President and Chief
                                          Executive Officer